UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): May 6, 2009

Atlas Energy Resources, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-33193 (Commission File Number)	75-3218520 (IRS Employer Identification Number)

Westpointe Corporate Center One
1550 Coraopolis Heights Road
Moon Township, PA 15108
(Address of Principal Executive Offices) (Zip Code)

412-262-2830
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

q  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
þ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
q   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
q   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On May 6, 2009, Atlas Energy Resources, LLC (“Atlas Energy”) issued a press release announcing results of its successful drilling and casing of Marcellus Shale wells in southwestern Pennsylvania. The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 6, 2009, announcing the Marcellus Shale results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy Resources, LLC

Date: May 6, 2009	By: /s/ Richard D. Weber
Richard D. Weber
President and Chief Operating Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release, dated May 6, 2009, announcing the Marcellus Shale results.